Exhibit 99.1
LIMELIGHT NETWORKS REPORTS SECOND QUARTER 2008 RESULTS
•	Grew revenue to $30.3 million, a 22% increase from the year-ago second-quarter non-GAAP revenue of $24.9 million

•	Expanded customer base to approximately 1,300

•	Selected by Microsoft as the primary provider of content delivery services for video content on NBCOlympics.com on MSN
TEMPE, Ariz. — 12 August 2008 — Limelight Networks, Inc. (Nasdaq: LLNW) today reported second-quarter 2008 revenue of $30.3 million and a net loss of $15.3 million, or 18 cents per basic share. Non-GAAP net loss, adjusted for certain charges, was $1.6 million or 2 cents per basic share. EBITDA, adjusted for share-based compensation, litigation and potential damage cost accruals, was $3.9 million. The non-GAAP loss of 2 cents per basic share excludes a charge of 11 cents per basic share related to litigation and potential damage cost accruals, and 5 cents per basic share of share-based compensation.
Reconciliation of GAAP to non-GAAP net income is included in the attached tables.
“We are pleased with our rapid traffic growth and continued progress on network expansion in the second quarter,” commented Jeff Lunsford, chairman and chief executive officer, Limelight Networks, Inc. “Limelight Networks continues to be well-positioned as a delivery partner of choice for the largest live and on-demand events in the online world.”
Limelight Networks expanded its customer base to approximately 1,300 in the second quarter. The company also continued to build out its network transmission capacity, and expects to achieve 2 terabits per second of capacity during Q3 2008.
Financial Highlights
Second-quarter revenue was $30.3 million, up 22 percent from $24.9 million of non-GAAP revenue in the year-ago second quarter and above the range of guidance previously provided by the Company. Capital purchases were $5.0 million. The Company ended the quarter with no debt and approximately $184 million in cash and short-term marketable securities.
Third-Quarter Outlook
Limelight Networks anticipates third-quarter revenue to be in the range of $30 million to $32 million. The Company also expects substantially reduced potential damage accruals of under $1.0 million related to ongoing litigation.
Conference Call and Web Audiocast
Management will host a quarterly conference call for investors on August 12, 2008 beginning at 2:00 p.m. PDT (5 p.m. EDT). This call can be accessed toll-free at 1-866-713-8562 within the United States or 1-617-597-5310 outside of the U.S using Conference ID 72650354.
The conference call will also be audiocast live at http://www.llnw.com. A replay of the call will also be available from the Company’s website for one week.

Financial Statements
LIMELIGHT NETWORKS, INC.
Condensed Consolidated Balance Sheets
(In thousands)
(Unaudited)

	June 30,	December 31,
	2008	2007
Assets
Cash and cash equivalents	$114,841	$113,824
Marketable securities	69,658	83,273
Accounts receivable, net	22,070	21,407
Income tax receivable	1,545	1,960
Prepaid expenses and other current assets	9,540	4,469

Current assets	217,654	224,933
Property and equipment, net	42,476	46,968
Marketable securities, less current portion	16	87
Other assets	812	1,440

Total assets	$260,958	$273,428

Liabilities and stockholders’ equity
Accounts payable	$6,126	$8,523
Accounts payable, related parties	—	230
Deferred revenue, current portion	5,117	4,237
Provision for litigation	62,008	48,130
Other current liabilities	10,488	9,312

Current liabilities	83,739	70,432
Deferred revenue, less current portion	6,836	8,189
Other liabilities	850	770

Total liabilities	91,425	79,391
Stockholders’ equity	169,533	194,037

Total liabilities and stockholders’ equity	$260,958	$273,428

LIMELIGHT NETWORKS, INC.
Condensed Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)

	Three Months Ended				Six Months Ended
	June 30,	March 31,	June 30,	March 31,	June 30,	June 30,
	2008	2008	2007	2007	2008	2007
Revenues	$30,314	$30,202	$21,436	$23,353	$60,516	$44,789
Costs and operating expenses:
Cost of revenues * †	19,751	20,672	14,835	14,497	40,423	29,332
General and administrative * †	9,463	13,329	8,831	7,774	22,791	16,605
Sales and marketing *	8,965	8,142	6,404	3,018	17,107	9,422
Research and development *	1,694	1,590	1,541	1,285	3,284	2,826
Provision for litigation	6,743	7,134	—	—	13,878	—

Total costs and operating expenses	46,616	50,867	31,611	26,574	97,483	58,185

Operating loss	(16,302)	(20,665)	(10,175)	(3,221)	(36,967)	(13,396)
Interest expense	(11)	(21)	(821)	(573)	(33)	(1,394)
Interest income	1,334	1,891	573	89	3,226	662
Other income (expense)	(377)	170	—	—	(207)	—

Loss before income taxes	(15,356)	(18,625)	(10,423)	(3,705)	(33,981)	(14,128)
Income tax (benefit) expense	(25)	(183)	221	200	(208)	421

Net loss	$(15,331)	$(18,442)	$(10,644)	$(3,905)	$(33,773)	$(14,549)

Net loss allocable to common stockholders	$(15,331)	$(18,442)	$(10,644)	$(3,905)	$(33,773)	$(14,549)
Net loss per share:
Basic	$(0.18)	$(0.22)	$(0.23)	$(0.18)	$(0.41)	$(0.43)
Diluted	$(0.18)	$(0.22)	$(0.23)	$(0.18)	$(0.41)	$(0.43)
Shares used in per share calculations:
Basic	82,889	82,623	45,791	21,945	82,756	33,871
Diluted	82,889	82,623	45,791	21,945	82,756	33,871

*	Includes stock-related compensation (see supplemental table for figures)

†	Includes depreciation (see supplemental table for figures)

LIMELIGHT NETWORKS, INC.
Supplemental Financial Data
(In thousands)
(Unaudited)

	Three Months Ended				Six Months Ended
	June 30,	March 31,	June 30,	March 31,	June 30,	June 30,
	2008	2008	2007	2007	2008	2007
Supplemental financial data (in thousands):
Stock-related compensation:
Cost of revenues	$558	$507	$346	$242	$1,064	$588
General and administrative	1,698	1,665	3,754	3,743	3,363	7,497
Sales and marketing	1,431	1,306	1,152	235	2,738	1,387
Research and development	598	482	1,007	851	1,080	1,858

Total stock-related compensation	$4,285	$3,960	$6,259	$5,071	$8,245	$11,330

Depreciation and amortization:
Network-related depreciation	$6,192	$6,013	$5,020	$4,688	$12,205	$9,708
Other depreciation	311	247	174	137	557	311

Total depreciation and amortization	$6,503	$6,260	$5,194	$4,825	$12,762	$10,019

Capital expenditures:

Capital expenditures (cash and accrual)	$5,013	$3,095	$8,769	$5,575	$8,108	$14,344

Net increase (decrease) in cash, cash equivalents and marketable securities	$(10,194)	$(2,475)	$174,891	$4,995	$(12,669)	$179,886

End of period statistics:
Number of customers under recurring contract	1,291	1,232	876	726	1,291	876
Number of employees	250	244	215	167	250	215

LIMELIGHT NETWORKS, INC.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended				Six Months Ended
	June 30,	March 31,	June 30,	March 31,	June 30,	June 30,
	2008	2008	2007	2007	2008	2007
Cash flows from operating activities:
Net loss	$(15,331)	$(18,442)	$(10,644)	$(3,905)	$(33,773)	$(14,549)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	6,503	6,260	5,194	4,824	12,762	10,019
Stock-based compensation	4,285	3,960	6,259	5,071	8,245	11,330
Deferred income tax expense (benefit)	23	(234)	1,048	(467)	(211)	580
Provision for litigation	6,743	7,134	—	—	13,878	—
Loss on foreign exchange	232	—	—	—	232	—
Accounts receivable charges	1,925	1,562	1,170	677	3,487	1,847
Accretion of debt discount	—	—	383	41	—	424
Accretion of marketable securities	21	(453)	—	—	(432)	—
Loss on marketable securities	16	55	—	—	71	—
Changes in operating assets and liabilities:
Accounts receivable	(1,880)	(2,271)	(7,641)	1,998	(4,151)	(5,643)
Prepaid expenses and other current assets	(4,452)	87	(545)	(1,809)	(4,365)	(2,354)
Income taxes receivable	(129)	594	(848)	310	465	(538)
Other assets	67	564	(426)	(119)	631	(545)
Accounts payable	(73)	(4,634)	(2,980)	(732)	(4,707)	(3,712)
Accounts payable, related parties	(150)	(80)	(763)	1	(230)	(762)
Deferred revenue	(774)	301	3,612	20	(473)	3,632
Other current liabilities	(3,859)	5,035	5,405	630	1,176	6,035
Other long term liabilities	(1)	1	—	—	—	—

Net cash (used in) provided by operating activities:	(6,834)	(561)	(776)	6,540	(7,395)	5,764

Cash flows from investing activities:
Purchase of marketable securities	(30,400)	(34,725)	(28,589)	—	(65,125)	(28,589)
Sale of marketable securities	34,825	44,200	—	—	79,025	—
Purchases of property and equipment	(4,231)	(2,435)	(5,461)	(3,095)	(6,666)	(8,556)

Net cash used in investing activities	194	7,040	(34,050)	(3,095)	7,234	(37,145)

	Three Months Ended				Six Months Ended
	June 30,	March 31,	June 30,	March 31,	June 30,	June 30,
	2008	2008	2007	2007	2008	2007
Cash flows from financing activities:
Payments on credit facilities	—	—	(23,818)	—	—	(23,818)
Borrowings on line of credit	—	—	—	1,500	—	1,500
Payments on line of credit	—	—	(1,500)	—	—	(1,500)
Payments on capital lease obligations	—	—	(91)	(159)	—	(250)
Payments on notes payable — related parties	—	—	—	—	—	—
Escrow funds returned from share repurchase	1,070	—	2,091	298	1,070	2,389

Excess tax benefits related to stock option exercises	—	—	—	23	—	23
Proceeds from exercise of stock options and warrants	53	107	—	31	160	31
Proceeds from initial public offering, net of issuance costs	—	—	204,498	—	—	204,498

Net cash provided by financing activities	1,123	107	181,180	1,693	1,230	182,873

Effect of exchange rate changes on cash	104	(156)	—	—	(52)	—

Net increase (decrease) in cash and cash equivalents	(5,413)	6,430	146,354	5,138	1,017	151,492
Cash and cash equivalents, beginning of period	120,254	113,824	12,749	7,611	113,824	7,611

Cash and cash equivalents, end of period	$114,841	$120,254	$159,103	$12,749	$114,841	$159,103

Use of Non-GAAP Financial Measures
     To evaluate our business, we consider and use Non-GAAP revenue, Non-GAAP net income (loss) and Adjusted EBITDA as a supplemental measure of operating performance. We consider Non-GAAP revenue and net income (loss) to be an important indicator of overall business performance because it allows us to illustrate the impact of the effects from our multi-element contract as well as eliminate the effects of share-based compensation, litigation expenses and provision for litigation. We define EBITDA as GAAP net income (loss) before interest income, interest expense, other income and expense, provision for income taxes, depreciation and amortization. We define Adjusted EBITDA as EBITDA plus income from our multi-element contract and expenses that we do not consider reflective of our ongoing operations. We use Adjusted EBITDA as a supplemental measure to review and assess operating performance. We also believe use of Adjusted EBITDA facilitates investors’ use of operating performance comparisons from period to period.
     The terms Non-GAAP revenue, net income (loss), EBITDA and Adjusted EBITDA are not defined under U.S. generally accepted accounting principles, or U.S. GAAP, and are not measures of operating income, operating performance or liquidity presented in accordance with U.S. GAAP. Our Non-GAAP revenue, net income (loss), EBITDA and Adjusted EBITDA have limitations as analytical tools, and when assessing our operating performance, Non-GAAP revenue, net income, EBITDA and Adjusted EBITDA should not be considered in isolation, or as a substitute for net income (loss) or other consolidated income statement data prepared in accordance with U.S. GAAP. Some of these limitations include, but are not limited to:
•	EBITDA and Adjusted EBITDA do not reflect our cash expenditures or future requirements for capital expenditures or contractual commitments;

•	they do not reflect changes in, or cash requirements for, our working capital needs;

•	they do not reflect the cash requirements necessary for litigation costs and damages accruals;

•	they do not reflect the interest expense, or the cash requirements necessary to service interest or principal payments, on our debt;

•	they do not reflect income taxes or the cash requirements for any tax payments;

•	although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will be replaced sometime in the future, and EBITDA and Adjusted EBITDA do not reflect any cash requirements for such replacements;

•	while share-based compensation is a component of operating expense, the impact on our financial statements compared to other companies can vary significantly due to such factors as the assumed life of the options and the assumed volatility of our common stock; and

•	other companies may calculate EBITDA and Adjusted EBITDA differently than we do, limiting their usefulness as comparative measures.
     We compensate for these limitations by relying primarily on our GAAP results and using Non-GAAP Revenue, Net Income (Loss) and Adjusted EBITDA only as supplemental support for management’s analysis of business performance. Non-GAAP Revenue, Net Income (Loss), EBITDA and Adjusted EBITDA are calculated as follows for the periods presented in thousands:
Reconciliation of Non-GAAP Financial Measures
     In accordance with the requirements of Regulation G issued by the Securities and Exchange Commission, the Company is presenting the most directly comparable GAAP financial measures and reconciling the non-GAAP financial metrics to the comparable GAAP measures.
Reconciliation of GAAP Revenue to Non-GAAP Revenue
(In thousands)
(Unaudited)

	Three Months Ended				Six Months Ended
	June 30,	March 31,	June 30,	March 31,	June 30,	June 30,
	2008	2008	2007	2007	2008	2007
GAAP Revenue	$NA	$NA	$21,436	$NA	$NA	$44,789

Deferred Traffic Revenue	—	—	2,645	—	—	2,645
Deferred Custom CDN Services Revenue	—	—	820	—	—	820

Non-GAAP Revenue	$NA	$NA	$24,901	$NA	$NA	$48,254
Reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Income (Loss)
(In thousands)
(Unaudited)

	Three Months Ended				Six Months Ended
	June 30,	March 31,	June 30,	March 31,	June 30,	June 30,
	2008	2008	2007	2007	2008	2007
GAAP net loss	$(15,331)	$(18,442)	$(10,644)	$(3,905)	$(33,773)	$(14,549)
Deferred revenue			3,465			3,465
Deferred cost of traffic and services			(935)			(935)
Provision for potential litigation damages	6,743	7,134	—	—	13,878	—
Share-based compensation	4,285	3,960	6,259	5,071	8,245	11,330
Litigation defense expenses	2,667	5,366	1,636	885	8,033	2,521

Non-GAAP net (loss) income	$(1,636)	$(1,982)	$(219)	$2,051	$(3,617)	$1,832

Reconciliation of GAAP Net Income (Loss) to EBITDA to EBITDA
Adjusted for Share-Based Compensation and Litigation and Damage Costs
(In thousands)
(Unaudited)

	Three Months Ended				Six Months Ended
	June 30,	March 31,	June 30,	March 31,	June 30,	June 30,
	2008	2008	2007	2007	2008	2007
GAAP net loss	$(15,331)	$(18,442)	$(10,644)	$(3,905)	$(33,773)	$(14,549)

Add: depreciation and amortization	6,503	6,260	5,194	4,825	12,762	10,019
Add: interest expense	11	21	821	573	33	1,394
Less: interest and other income	(957)	(2,061)	(573)	(89)	(3,019)	(662)
Plus income tax (benefit) expense	(25)	(183)	221	200	(208)	421

EBITDA	$(9,799)	$(14,405)	$(4,981)	$1,604	$(24,205)	$(3,377)
Add: deferred revenue			3,465			3,465
Add: provision for litigation	6,743	7,134	—	—	13,878	—
Add: share-based compensation	4,285	3,960	6,259	5,071	8,245	11,330
Add: litigation defense expenses	2,667	5,366	1,636	885	8,033	2,521
Less: deferred traffic and service costs			(935)			(935)

Adjusted EBITDA	$3,896	$2,055	$5,444	$7,560	$5,951	$13,004

Safe-Harbor Statement
This press release contains forward-looking statements concerning, among other things, the outlook for the Company’s revenues, net loss and stock-based compensation expense for the second quarter of 2008, customer growth, market growth, pricing pressures, expansion into additional market segments, product and services improvements and litigation and related expenses. Forward-looking statements are not guarantees and are subject to a number of risks and uncertainties that could cause actual results to differ materially including, but not limited to, risks and uncertainties discussed in the Company’s Annual Report on Form 10K and other filings with the Securities and Exchange Commission and the final review of the results and amendments and preparation of quarterly financial statements, including consultation with our outside auditors. Accordingly, readers are cautioned not to place undue reliance on any forward-looking statements. The Company assumes no duty or obligation to update or revise any forward-looking statements for any reason.
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About Limelight Networks, Inc.
Limelight Networks, Inc. (Nasdaq: LLNW) is a content delivery partner enabling the next wave of Internet business and entertainment. More than 1300 Internet, entertainment, software, and technology brands trust our robust, scalable platform to monetize their digital assets by delivering a brilliant online experience to their global audience. Our architecture bypasses the busy public Internet using a dedicated optical network that interconnects thousands of servers and delivers massive files at the speed of light — directly to the access networks that consumers use every day. Our proven network and passion for service provides our customers confidence that every object in their library will be delivered to every user, every time. Read our blog at http://blog.llnw.com or visit http://www.limelightnetworks.com for more information.

Copyright (C) 2008 Limelight Networks, Inc. All rights reserved. All product or service names are the property of their respective owners
Media Contact:
Paul Alfieri of Limelight Networks, Inc.
+1-917-297-4241
palfieri@llnw.com
-or-
Matt Hale of Limelight Networks, Inc.
+1-602-850-5045
mhale@llnw.com